As Filed with the Securities and Exchange Commission on April 26, 2004
                                               File Nos. 333-59185 and 811-08873


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                      Post Effective Amendment No. 10 [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                             Amendment No. 11 [X]

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
               (Exact Name of Registrant as Specified in Charter)

        2000 N. CLASSEN BOULEVARD
      OKLAHOMA CITY, OKLAHOMA 73106         Registrant's Telephone Number,
(Address of Principal Executive Offices)    including Area Code:  (405) 523-2000


                                   Copies to:
          Stephen P. Garrett                            Jennifer Wheeler
         Senior Vice President                           McAfee & Taft
  American Fidelity Assurance Company              A Professional Corporation
       2000 N. Classen Boulevard               10th Floor, Two Leadership Square
     Oklahoma City, Oklahoma 73106                     211 North Robinson
(Name and Address of Agent for Service)            Oklahoma City, OK 73102-7103


Approximate Date of Proposed          As soon as practicable after effectiveness
Public Offering:                      of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [x]  on May 1, 2004 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

A dual strategy of investing in value and growth stocks for long-term capital appreciation


PROSPECTUS
May 1, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

About Dual Strategy Fund....................................................1

Past Performance............................................................2

Investment Goals and Strategies.............................................3

Management's Discussion of Fund Results.....................................4

         2003 Results.......................................................4

         10-Year Results....................................................5

Principal Risks of Investment...............................................6

The Fund's Management.......................................................6

Fund Operations.............................................................7

         Buying and Selling Shares..........................................7

         Redemption of Shares...............................................7

         Pricing Shares.....................................................7

Distributions and Taxes.....................................................7

         Dividends and Other Distributions..................................7

         Tax Information....................................................7

Financial Highlights........................................................8

For More Information.................................................Back Cover

                            ABOUT DUAL STRATEGY FUND

Investment goal:  Long-term capital growth

Dual investment strategies: The fund invests primarily in common stocks of U.S. companies. The fund's two sub-advisors independently manage a portion of the fund's portfolio using different investment strategies. One sub-advisor's approach is growth oriented and exploits the correlation between increasing company earnings and increasing price in stocks with large capitalizations. The other sub-advisor focuses on undervalued equity securities with large capitalizations.

Principal risks of investing in Dual Strategy Fund: The fund's shares will rise and fall in value. You can lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

     o    The stock market as a whole goes down.

     o Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

     o Companies in which the fund invests do not grow as rapidly as expected.

     o Value stocks may never reach what the manager believes is their true value.

     o Investments in foreign securities carry additional risks, such as changes in currency exchange rates, a lack of adequate company information and political instability, which may result in loss of value and wider price swings than U.S. companies experience.

     o Earnings of companies in which the fund invests are not achieved, and income available for interest or dividend payments is reduced.

Investors in the fund: Only separate accounts of insurance companies may purchase shares of the fund. You may invest indirectly in the fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan.

You should read the applicable separate account prospectus for information about:

     o Purchasing a variable annuity contract or participating in a variable annuity contract.

     o    Other investment options, if there are any.

     o    The terms of your variable annuity contract.

     o    Expenses related to purchasing a variable annuity contract.

     o    Procedures for redeeming the fund's shares.

Who may want to invest: The fund may be appropriate for you if you:

     o    Want a regular investment program for retirement savings.

     o    Can benefit from deferred taxation of capital appreciation and income.

     o Are several years from retirement and can pursue a long-term investment goal.

     o Want to add an investment with growth potential to diversify your other retirement investments.

     o Are willing to accept higher short-term risk along with higher potential long-term returns.

PAST PERFORMANCE

The bar chart below shows how the annual total return of the fund and its predecessor has varied from year to year over a ten-year period. This information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund. The average annual total return table at the bottom of the page shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000(R) Index, another widely recognized common stock index. This information may help you evaluate the fund's risks and potential rewards. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                          INVESTMENT RESULTS
                ---------------------------------------------

                Year                            Annual Return
                ----                            -------------

                1994                                -5.33%
                1995                                35.62%
                1996                                27.15%
                1997                                28.35%
                1998                                26.50%
                1999                                18.47$
                2000                                 0.36%
                2001                               -11.33%
                2002                               -25.05%
                2003                                25.38%

Are these the returns realized by separate account contract owners and participants?
No. These returns are calculated for the fund. They do not reflect insurance, sales and administrative charges deducted by participating separate accounts. Inclusion of those charges would reduce the total returns for all periods.

When was the Dual Strategy Fund created?
On January 1, 1999, the fund acquired all of the assets and liabilities of American Fidelity Variable Annuity Fund A, which was a managed separate account.

What is the fund's past performance?
The fund treats the past performance of its predecessor as its own for periods before the acquisition. The information to the right reflects the performance of American Fidelity Variable Annuity Fund A through 1998 (as adjusted for the fund's current expense structure) and for American Fidelity Dual Strategy Fund, Inc.(R) for all subsequent time periods.

        Highest Quarterly Return:       21.24%, 4th Quarter 1998
        Lowest Quarterly Return:       -16.74%, 3rd Quarter 2002

Average annual total return as of 12/31/03

                           1 Year       5 Years     10 Years
                           ------       -------     --------

Fund                       25.38%       -0.19%       10.14%
S&P 500 Index              28.67%       -0.57%       11.06%
Russell 1000(R)Index       29.87%       -0.08%       11.00%


Fees and Expenses of the Fund

This table describes the fees and expenses that the fund incurs. Your investment will be impacted by the fund's fees and expenses. Because you may only invest indirectly in the fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan, your investment may also be impacted by fees imposed by the separate account. This table does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

         Management Fees                                0.50%
         Total Annual Fund Operating Expenses           0.50%

Example

     This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the fund's operating expenses remain the same. Because the fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year          3 Years          5 Years          10 Years
        ------          -------          -------          --------

        $51.11          $160.29          $279.46           $627.33

     This Example does not include fees and expenses that you may incur at the separate account level.

INVESTMENT GOALS AND STRATEGIES

Dual Strategy Fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.

To pursue these goals, the fund invests in a diversified portfolio of common stocks which may also include investments in American Depository Receipts which represent shares of stock of foreign companies. The fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.

Two sub-advisors with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between the two sub-advisors at the beginning of each year. Cash received by the fund, less amounts used to pay withdrawals and expenses, is allocated equally between the sub-advisors throughout the year.

Seneca Capital Management LLC is a growth-oriented manager. To achieve the goal of growth, Seneca blends two types of large capitalization growth stocks. First, it invests in stocks that have produced long records of financial success through varying economic cycles. These stocks provide earnings stability and diversification. Second, Seneca invests in stocks for which it forecasts major near-term earnings acceleration. By investing in this combination of stocks, Seneca attempts to produce a portfolio that grows at a rate consistent with the growth style, but is anchored in a foundation of solid, dependable companies.

Todd Investment Advisers, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation, and then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken.

MANAGEMENT'S DISCUSSION OF FUND RESULTS

2003 Results

The bear market which stretched from the first quarter of 2000 until the same quarter of 2003 was nothing short of brutal. The S&P 500 - a very broad measure of US stocks - lost more than 40% of its value. Much worse was the fate of the NASDAQ which is heavily weighted with technology and other more speculative stocks. The NASDAQ was down more than 70%. By comparison, during that same time period, high quality bonds with a short to intermediate maturity had a total return of approximately 33%.

Finally, more or less coincident with the beginning of the war in Iraq, the US stock market began a long-awaited rally. The overall results have been impressive. For all of 2003, including a negative first quarter, the S&P 500 gained nearly 29%. The NASDAQ was up approximately 50%. Bonds had a meager total return of only 4%.

Beneath the surface of the rebounding American stock market was a familiar phenomenon often seen at this point in a market cycle. Speculative stocks - low-priced and those with weak fundamentals - surged much more dramatically than higher quality equities. Generally speaking, those more speculative stocks were up two times as far as the more stable side of the market. Some of this can be seen in the relative performance of the NASDAQ as compared with the S&P 500 - which had an almost exact two-times out-performance in 2003.

More specifically, since growth stocks had suffered significantly more pain during the bear market than value, growth came out of the blocks faster. Although on the quality end of growth, between March and August, Seneca jumped ahead of the broader market and Todd - its value counterpart. However, from September forward, value did somewhat better than growth. The net result is that Seneca and Todd - although taking different paths - arrived at almost the same performance for the year.

As might be expected from a value manager, at the close of the year, Todd was over-weighted in financial services and under-weighted in information technology. By comparison, Seneca was heavy in technology, healthcare and industrial materials and light in financial services. The two managers combined match up fairly well in industry allocation with the S&P 500. The five largest holdings of the combined portfolio are: Microsoft, 3M, United Technologies, Best Buy and Citigroup - all with a less than 2% weighting.

2003 was the third year in the Presidential cycle. On average, the third year has been the strongest historically and the fourth year (2004) is the second best. That - taken with continuing low interest rates, tax cuts, low inflation and improving corporate profits - will likely make 2004 a reasonably good stock market year.

Seneca Capital Management LLC, the fund's growth manager, slightly underperformed the Russell 1000 Growth Index. Longer term, their performance has been very good. 2003's slight lag can be mainly attributed to the speculative surge mentioned above.

Todd Investment Advisors, Inc., the fund's value manager, suffered from the same speculative head wind and fell behind the Russell 1000 Value Index for 2003. Like Seneca, their long term performance has been very good.


10-Year Results

The graph below compares the initial and subsequent account values at the end of each of the past 10 years, assuming a $10,000 initial investment on January 1, 1994 in the fund's predecessor and also in the S&P 500 Index and the Russell 1000(R) Index. The fund's performance reflected in the graph and following table does not give effect to any charges at the separate account level. Performance would be lower if charges assessed by participating separate accounts were reflected. The S&P 500 Index and the Russell 1000(R) Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the fund or the indexes.

                          INITIAL INVESTMENT OF $10,000

                   American Fidelity
Year            Dual Strategy Fund, Inc.        S&P 500         Russell 1000
----            ------------------------        -------         ------------

   0                    $10,000                 $10,000            $10,000
1994                    $ 9,467                 $10,131            $10,037
1995                    $12,839                 $13,933            $13,829
1996                    $16,325                 $17,131            $16,932
1997                    $20,953                 $22,846            $22,491
1998                    $26,506                 $29,375            $28,510
1999                    $31,401                 $35,555            $34,477
2000                    $31,514                 $32,320            $31,794
2001                    $27,944                 $28,480            $27,900
2002                    $20,944                 $22,189            $21,859
2003                    $26,259                 $28,551            $28,389

                      American Fidelity Dual Strategy Fund
                   Average annual total return as of 12/31/03

                   1 Year            5 Years           10 Years
                   ------            -------           --------

                   25.38%            -0.19%             10.14%


PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares, thus affecting the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Foreign Investing. The fund invests in foreign securities solely through the purchase of American Depository Receipts, other depository receipts or ordinary shares only if the shares are U.S. Dollar denominated and publicly traded within the United States. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund typically restricts its investments to large foreign companies, reducing somewhat the general risks of foreign investing.

THE FUND'S MANAGEMENT

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940. American Fidelity Assurance Company was the investment advisor of the fund's predecessor from 1968 through 1998.

American Fidelity Assurance Company has engaged two sub-advisors to manage the fund's investment portfolio. The fund's board of directors reviews and must approve the sub-advisors. American Fidelity Assurance Company is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisors, custodian and pricing service. The fund pays American Fidelity Assurance Company an annual management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the fund. Out of this fee, American Fidelity Assurance Company pays each sub-advisor a fee for its services. The fund's sub-advisors make the day-to-day decisions to buy and sell securities for the fund. Each sub-advisor manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.

Todd Investment Advisors, Inc., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $3.3 billion of assets under management as of December 31, 2003. Todd Investment has been a sub-advisor to the fund and its predecessor since the last quarter of 1995. Robert P. Bordogna has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd Investment. He has 35 years of experience as an investment advisor. Bordogna is the President and Chief Executive Officer of the firm and has been with Todd Investment since 1980.

Seneca Capital Management LLC, 909 Montgomery Street, Fifth Floor, San Francisco, CA 94133, oversees $14.2 billion of assets for a national and international client base, including individuals and institutions, as of December 31, 2003. Seneca has been a sub-advisor to the fund since November 15, 2002. The fund assets managed by Seneca are managed by a team, which includes portfolio managers, portfolio advisors, research analysts and dedicated traders.


FUND OPERATIONS

Buying and Selling Shares

You cannot buy shares of the fund directly. You may invest indirectly in the fund through your purchase of a variable annuity contract or your participation in a variable annuity contract offered through your employer's retirement plan. The variable annuity contracts are issued by insurance company separate accounts, which buy fund shares based on the instructions they receive from contract owners.

To meet various obligations under the variable annuity contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the fund will redeem its shares in cash on the next business day after receiving a request for redemption. However, Dual Strategy Fund may suspend your ability to redeem shares and delay the date of payment by more than one day for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the fund to dispose of securities or fairly determine the value of its net assets or (4) the SEC permits, by order, suspension or delay for the protection of shareholders.

Pricing Shares

The price of the fund's shares is based on net asset value. The fund's net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days American Fidelity is closed.

Dual Strategy Fund calculates net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits funds with an investing separate account before 4:00 p.m., Eastern time, on a regular trading day will pay that day's net asset value per share for the investment in Dual Strategy Fund.

The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board of directors. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company, its sole shareholder, through American Fidelity Assurance Company's separate accounts. The fund pays dividends annually and reinvests the proceeds in additional fund shares at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

Because you do not own shares of the fund directly, your tax situation is not likely to be affected by the fund's distributions. The separate account and the insurance company which issued your variable annuity contract, as the owner of the fund's shares, may be affected.

You should consult the prospectus of the separate account for a discussion of the federal income tax consequences to variable annuity contract owners.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund for the past five years. Certain information reflects financial results for a single accumulation unit of the fund. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. Total return and ratio of expenses for the fund include management fee only. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

                                                                        Dual Strategy Fund
                                                                      Years Ended December 31,
                                        ------------------------------------------------------------------------------
                                            2003              2002              2001            2000           1999
                                            ----              ----              ----            ----           ----
Accumulation Unit value,
  beginning of period                       7.6203         $ 10.2588          $11.7128        $11.8468      $10.0000
                                         ---------         ---------          --------        --------      --------
Net investment income                        .1010            0.0913            0.1070          0.1114        0.1062
Net realized and unrealized gain
  (loss) on securities                      1.8288           (2.6572)          (1.4366)        (0.0671)       1.7406
                                         ---------         ---------          --------        --------      --------
Distributions - Investment Income           (.0971)          (0.726)           (0.1244)        (0.1274)            -
Distributions - Capital Gains                    -                -                  -         (0.0509)            -
                                         ---------         ---------          --------        --------      --------
  Total Distributions                       (.0971)          (0.726)           (0.1244)        (0.1783)
Total from investment operations            1.8327           (2.6385)          (1.4540)        (0.1340)       1.8468
                                         ---------         ---------          --------        --------      --------
Accumulation Unit value,
  end of period                          $  9.4530         $  7.6203          $10.2588        $11.7128      $11.8468
                                         =========         =========          ========        ========      ========
Total return (1)                           25.38%           (25.1%)           (11.4%)           0.4%         18.5%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)                        $196,931           $159,412          $209,014        $233,478      $229,253
Ratio of expenses to
  average net assets                         0.5%               0.5%              0.5%            0.5%          0.5%
Ratio of net income to average net
  assets                                  1.2097%            1.0307%           1.0030%         0.9533%       0.9840%
Portfolio turnover rate                     56.7%              52.1%             53.9%           33.3%         37.5%


The 2003 financial statements of Dual Strategy Fund, which were audited by KPMG LLP, are included in the fund's Statement of Additional Information, accompanied by KPMG's report. The fund's Statement of Additional Information is available upon request.



                              FOR MORE INFORMATION

To obtain information:
By telephone Call:                          By mail Write to:
1-800-662-1106                              American Fidelity
                                            Dual Strategy Fund, Inc.(R)
By E-mail Send your request to:             P. O. Box 25520
va.help@af-group.com                        Oklahoma city, OK 73125-0520

On the Internet: Text-only versions         More information on the fund is
of fund documents can be viewed             available free upon request,
online or downloaded from the SEC's         including the following:
web site: http://www.sec.gov
                                            Annual/Semiannual Report

You may also obtain information             Additional information about the
about the fund, including the               fund's investments is available in
Statement of Additional                     the fund's annual and semiannual
Information, by visiting the SEC's          reports to shareholders.
Public Reference Room in
Washington, DC. Information on the          Statement of Additional Information
operation of the Public Reference
Room may be obtained by calling the         The Statement of Additional
SEC at 1-202-942-8090. Copies of            Information provides more details
reports and other information about         about the fund and its policies. A
the fund may be obtained by paying          current Statement of Additional
a duplicating fee and sending your          Information is on file with the SEC
request and fee to the SEC's Public         and is incorporated by reference
Reference Section, Washington, DC           into this prospectus.
20549-0102 or by electronic request
to publicinfo@sec.gov.                      SEC file number:  811-08873



                                                               American Fidelity
                                                     Dual Strategy Fund, Inc.(R)

                                TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION

                                                                        Page
                                                                        ----

Introduction.............................................................1

Investment goals and policies............................................1

Management...............................................................3

Investment advisory and other services...................................5

Portfolio transactions..................................................10

Capital stock...........................................................10

Federal tax matters.....................................................11

Underwriter.............................................................12

Custodian, independent accountants and counsel..........................13

Financial statements....................................................13


AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)




STATEMENT OF ADDITIONAL INFORMATION
May 1, 2004

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004


     This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.(R) dated May 1, 2004. You may get a free copy of the prospectus or Dual Strategy Fund's most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

      write to us at:               call us at:               e-mail us at:

       P.O. Box 25520              1-800-662-1106         va.help@af-group.com
Oklahoma City, OK 73125-0520

                -----------------------------------------------

                                TABLE OF CONTENTS


                                                                   Page
                                                                   ----

Introduction........................................................1

Investment goals and policies.......................................1

Management..........................................................3

Investment advisory and other services..............................5

Portfolio transactions.............................................10

Capital stock......................................................10

Federal tax matters................................................11

Underwriter........................................................12

Custodian, independent accountants and counsel.....................13

Financial statements...............................................13

                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc.(R) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as "Separate Account A." Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

     Shares of Dual Strategy Fund are offered only to variable annuity separate accounts established by insurance companies to fund variable annuity contracts.

     American Fidelity Assurance Company serves as Dual Strategy Fund's investment advisor. American Fidelity Assurance Company has engaged Seneca Capital Management LLC and Todd Investment Advisors, Inc. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

                          INVESTMENT GOALS AND POLICIES

Investment Goals

     Dual Strategy Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

Fund Policies

     Dual Strategy Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of Dual Strategy Fund. A "majority of the outstanding voting securities" under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

          (1) Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

          (2) Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

          (3) Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

          (4) Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

          (5) Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

          (7) Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

          (8) Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Dual Strategy Fund will not effect the short sales of securities.

          (14) Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

          (16) Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depositary Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

     Dual Strategy Fund has also adopted the following non-fundamental investment policies:

          (1) Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

               o    $150,000,000 or more in assets,

               o    Operational for at least 10 years, and

               o    $50,000,000 or more in stockholders' equity.

          (2) Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) Dual Strategy Fund will not invest in the securities of tobacco-producing companies.

Temporary Investments

     A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.


                                   MANAGEMENT

Directors and Officers

     Information about each director and officer of Dual Strategy Fund is set forth below. Dual Strategy Fund's Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including the establishment and supervision of Dual Strategy Fund's investment goals and policies, reviewing and approving Dual Strategy Fund's contracts and other arrangements, and monitoring Dual Strategy Fund's performance and operations. The officers of Dual Strategy Fund supervise daily business operations.

                                 Position(s) Held with Fund;                Principal Occupation(s)
Name, Address and Age<F1>        Length of Time Served                      During Past 5 Years/Other Directorships
---------------------            ---------------------------                ---------------------------------------
Interested Directors<F2>
--------------------
John W. Rex, 70                  Chairman of the Board, President,          Director  and   President,   American   Fidelity
2000 N. Classen Boulevard        Treasurer and Director - 6 years           Assurance  Company;  Director and Executive Vice
Oklahoma City, OK 73106          <F3><F4>                                   President, American Fidelity Corporation

Daniel D. Adams, Jr., 61         Secretary and Director  - 6 years          Vice President and Investment Officer,  American
5101 N. Classen, Suite 610       <F3><F4>                                   Fidelity    Assurance   Company   and   American
Oklahoma City, OK 73118                                                     Fidelity Corporation

David R. Carpenter, 53           Senior Vice President                      Executive  Vice  President,   American  Fidelity
2000 N. Classen Boulevard                                                   Corporation;   Executive   Vice   President  and
Oklahoma City, OK  73106                                                    Treasurer,  American Fidelity Assurance Company;
                                                                            Chairman,  President,  Chief Executive  Officer,
                                                                            Treasurer and Chief Financial Officer,  American
                                                                            Fidelity Securities, Inc.

Kenneth D. Klehm, 62             Senior Vice President                      Senior   Vice   President,   American   Fidelity
2000 N. Classen Boulevard                                                   Assurance   Company;   Senior  Vice   President,
Oklahoma City, OK  73106                                                    Treasurer,   Controller   and  Chief   Financial
                                                                            Officer, American Fidelity Corporation
Other Directors
---------------
Jean G. Gumerson, 81             Director - 6 years<F3><F4>                 President and Chief Executive  Officer Emeritus,
711 Stanton L. Young Blvd.,                                                 Presbyterian Health
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 42              Director - 6 years<F3><F4>                 President, Love's Travel Stops & Country
P.O. Box 26210                                                              Stores, Inc.
Oklahoma City, OK 73126

J. Dean Robertson, D.D.S.,       Director - 6 years<F3><F4>                 Private practice in pediatric dentistry;
  M.Ed., 86                                                                 Professor Emeritus, University of Oklahoma,
5222 North Portland                                                         College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 43      Director - 6 years<F3><F4>                 President, Marco Holding Corporation;  Director,
6301 N. Western                                                             BancFirst Corporation
Suite 200
Oklahoma City, OK 73118


---------------------

<F1>
     As of May 1, 2004.

<F2>
     "Interested  person" of Dual Strategy Fund under Section 2(a)(19) of the Investment  Company Act of 1940 due to position as officer of the Fund.

<F3>
     Officer and/or member of Dual Strategy Fund Board of Directors since the Fund's establishment in March 1998;  previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.

<F4>
     Pursuant to Dual Strategy  Fund's Bylaws and the General  Corporation  Law of Maryland,  the Fund's  directors may serve without  re-election  until a majority of the Board's members serve by appointment,  or otherwise are not elected by the
     Fund's shareholders.


     Dual Strategy Fund's Board of Directors has established the following standing committees:

          Audit Committee                           Investment Committee
          ---------------                           --------------------
Members:                                    Members:

       Gregory M. Love                            Daniel D. Adams, Jr.
       G. Rainey Williams                         John W. Rex

The Audit Committee's function is           The Investment Committee's function
to consider and recommend                   is to generally oversee investment
independent auditors, review                activity of the Fund and make
significant accounting policies and         policy decisions concerning
annual financial statements, and            investment objectives.
review and make recommendations
regarding internal controls and             The investment committee met
financial reporting practices.              eight times in 2003.

The audit committee met one time in
2003.


     No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Dual Strategy Fund's officers receive compensation from American Fidelity Assurance Company. Members of Dual Strategy Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive a fee of $750 from American Fidelity Assurance Company for each Dual Strategy Fund board meeting attended and also receive a $6,000 annual retainer. Members of the Audit Committee receive $750 for each committee meeting attended.

Control Persons

     A shareholder that owns more than 25% of Dual Strategy Fund's voting securities may be deemed to be a "control person," as defined in the Investment Company Act of 1940, of Dual Strategy Fund. A shareholder that owns more than 5% of Dual Strategy Fund's voting securities may be deemed to be a "principal holder," as defined in the Investment Company Act. American Fidelity Assurance Company, an Oklahoma corporation, is the sole shareholder of record of Dual Strategy Fund. The only person known by Dual Strategy Fund to own beneficially 5% or more of the Fund's shares is American Fidelity Companies Employee Savings Plan Trust (5.07% as of April 1, 2004). The Trust's address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The only officers or directors of Dual Strategy Fund who beneficially own shares of Dual Strategy Fund are Messrs. Adams, Rex, Carpenter and Klehm. They are participants in the Trust and therefore beneficially own Dual Strategy Fund shares. Their beneficial ownership percentage, together, as of April 1, 2004, was less than one percent.

     As required by rules of the Securities and Exchange Commission, following is the dollar range of Dual Strategy Fund equity securities beneficially owned by the directors of the Fund:

                                                                           Aggregate Dollar
                                                                            Range of Equity
                                                                          Securities in All
                                                                        Registered Investment
                                                                        Companies Overseen by
                                     Dollar Range of                      Director in Family
Name of Director                    Equity Securities                   of Investment Companies
----------------                    -----------------                   -----------------------
Daniel D. Adams, Jr.                $10,001 - $50,000                   $10,001 - $50,000
Jean G. Gumerson                           $-0-                                $-0-
Gregory M. Love                            $-0-                                $-0-
John W. Rex                           Over $100,000                       Over $100,000
Dean Robertson                             $-0-                                $-0-
G. Rainey Williams, Jr.                    $-0-                                $-0-

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's prospectus captioned "Dual Strategy Fund's Management."

INVESTMENT ADVISOR

General

     American Fidelity Assurance Company provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement. Under the Amended and Restated Advisory Agreement, American Fidelity Assurance Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund's portfolio by the sub-advisors on an ongoing basis. American Fidelity Assurance Company provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund's operations. American Fidelity Assurance Company is also responsible for overseeing Dual Strategy Fund's compliance with the requirements of applicable law and conformity with Dual Strategy Fund's investment goals and policies, including oversight of the sub-advisors.

Fees

     For its services to Dual Strategy Fund, American Fidelity Assurance Company receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. American Fidelity Assurance Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisors' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

     American Fidelity Assurance Company received investment and management fees from Dual Strategy Fund of $1,067,506, $911,399 and $868,304 in 2001, 2002 and
2003, respectively.

Board Approval

     The Amended and Restated Advisory Agreement was approved for Dual Strategy Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund's shareholders on April 11, 2003. The Amended and Restated Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Board most recently approved the Amended and Restated Advisory Agreement on December 3, 2003. In approving the continuance of the Amended and Restated Advisory Agreement, the Board considered (1) comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund; (2) the scope of American Fidelity Assurance Company's management activities, and (3) the nature and quality of the services provided pursuant to the agreement, including the adequacy of staffing, systems and other resources that provide assurances of continued high quality service.

     The Amended and Restated Advisory Agreement is terminable without penalty, on 60 days' notice, by Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares. American Fidelity Assurance Company, the investment advisor, may not terminate the Amended and Restated Advisory Agreement without the approval of a new investment advisory agreement by a majority of the outstanding voting securities of Dual Strategy Fund. The Amended and Restated Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Investment Advisor

     American Fidelity Corporation is the parent of American Fidelity Assurance Company. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

SUB-ADVISORS

General

     American Fidelity Assurance Company has contracted with Seneca Capital Management LLC and Todd Investment Advisers, Inc. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

     American Fidelity Assurance Company pays the Fund's sub-advisory fees. Pursuant to their respective sub-advisory agreements:

     o Seneca received 0.30% of Dual Strategy Fund's assets under its management until April 14, 2003, at which time the annual fee paid to Seneca increased to 0.42% of Dual Strategy Fund's assets under its management; and

     o Todd Investment receives 0.30% on those Dual Strategy Fund assets under its management which exceed $100 million; otherwise, the fee is 0.38%.

     The sub-advisors' fees are payable quarterly and are calculated on the value of Dual Strategy Fund assets on the last trading day of each calendar quarter.

     In 2001, 2002 and 2003, American Fidelity Assurance Company paid Todd Investment $417,442, $352,508 and $333,278, respectively. American Fidelity Assurance Company paid Seneca sub-advisory fees of $28,034 for the period between November 15, 2002 and December 31, 2002 and $348,714 for 2003.

Board Approval

     The Investment Sub-Advisory Agreement with Todd Investment Advisors was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on September 18, 1998 and by the sole shareholder of Dual Strategy Fund on December 22, 1998. An amendment to the Todd Investment agreement lowering the fee on assets exceeding $100 million was approved by Dual Strategy Fund's Board of Directors on March 30, 2001.

     The Seneca sub-advisory agreement became effective on November 15, 2002. The Investment Sub-Advisory Agreement with Seneca was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on November 6, 2002 and by the beneficial owners of Dual Strategy Fund's shares on April 11, 2003.

     The Todd Investment sub-advisory agreement and the Seneca sub-advisory agreement were approved for continuance most recently on December 3, 2003 after consideration of:

     o comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund;

     o the scope of the respective sub-advisor's portfolio management activities; and

     o the nature and quality of services provided, including adequacy of staffing, systems and other resources that provide assurances that each of the sub-advisors will continue to furnish high quality services to the Fund.

     The agreements with Seneca and Todd Investment Advisors will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each agreement is terminable without penalty, on 30 days notice, by American Fidelity Assurance Company, Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor's agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Sub-Advisors

     Todd Investment Advisers, Inc. is a wholly-owned subsidiary of The Western and Southern Financial Group. Phoenix Investment Partners, Ltd. is the principal owner of Seneca Capital Management LLC, owning 68.4% of the company. Phoenix Investments Partners, Ltd. is a wholly-owned subsidiary of The Phoenix Companies, Inc.

CODE OF ETHICS

     Dual Strategy Fund, its investment advisor, American Fidelity Assurance Company, and its principal underwriter, American Fidelity Securities, Inc., each has adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Dual Strategy Fund's sub-advisors have also adopted codes of ethics. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes are subject to certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

PROXY VOTING POLICIES

     Dual Strategy Fund has delegated all proxy voting authority to its investment advisor and sub-advisors.

American Fidelity Assurance Company's Proxy Voting Policies

     As the Fund's investment advisor, American Fidelity has been delegated the authority to vote the proxies of Dual Strategy Fund's portfolio securities; however, American Fidelity has delegated this function to the Fund's two sub-advisors.

Todd Investment Advisors, Inc. Proxy Voting Policies

     In voting proxies for their clients, Todd Investment Advisors' guiding principle is the best long-term interest of their client. The only exceptions permitted are those stipulated by a client.

Director Issues

     Todd Investment prefers that directors be elected annually and vote for resolutions to end staggered elections of directors. Also, when electing directors, Todd Investment Advisors prefer a majority of independent directors and believe that key committees, such as the Nominating, Audit and Compensation Committees should be comprised entirely of non-affiliated directors. Other factors that Todd Investment considers when deciding whether to vote for a particular director include: the number of other board positions held by the director, the attendance record of the director at meetings and the stock ownership of the director.

Incentive Plans

     Todd Investment would prefer all stock incentive be truly long-term incentive plans. However, it generally supports short-term incentive plans as long as the requirements for receiving the awards are clearly spelled out. Todd Investment will, however, look at the dilution that such incentives might create. If the additional dilution of an incentive plan exceeds 3%, generally Todd Investment will vote against such a proposal, but may vote for a plan creating a higher percentage of dilution in more volatile industries. Todd Investment will also oppose stock plans that are concentrated in the top five executives, where repricing of the options is permitted or were the company does not expense the options.

Corporate Governance Issues

     Todd Investment generally votes against anti-takeover resolutions. In keeping with this general principle, Todd Investment will vote against resolutions creating staggered boards, poison pills and resolutions that create super-majority voting requirements.

Corporate Responsibility Issues

     Todd Investment takes into consideration numerous corporate responsibility issues when voting client proxies. In particular, Todd Investment will not vote for resolutions banning the use of genetically-engineered ingredients in company products or resolutions banning all political contributions. However, Todd Investment does generally support resolutions endorsing the principles set forth by the Coalition for Environmentally Responsible Economics.

Conflicts of Interest

     If a conflict of interest arises, Todd Investment informs its Executive Committee and the client whose request represents a conflict. If the conflict persists, Todd Investment will contact all of its clients holding that security and inform them how they voted.

Seneca Capital Management Proxy Voting Policies

     The fundamental guideline followed by Seneca in voting proxies is to vote in the best interest of clients. Seneca has delegated the responsibility to review proxy proposals and to make voting recommendations to Institutional Shareholder Service ("ISS"). ISS's recommendations are made in a manner consistent with the Proxy Voting Guidelines. However, portfolio managers may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interest of the client.

Conflicts of Interest

     Conflicts of interest will be handled in various ways depending on the type of conflict and materiality. Where the Proxy Voting Guideline outline Seneca's voting position, Seneca will unequivocally follow ISS's recommendation. In cases for which the Guidelines call for a case-by-case analysis, the proxies will either be voting in accordance with ISS's recommendation or pursuant to client direction.

Director Issues

     Seneca generally votes for director nominees in uncontested elections, absent countervailing factors. Votes in a contested election are evaluated on a case-by-case basis taking the following into consideration: (1) company financial performance; (2) management track record; (3) qualifications; and (4) stock ownership. Seneca generally votes against proposals that would require the positions of CEO and Chairman to be held by different people. Proposals requesting that a board of director be comprised of a majority of independent directors are evaluated on a case-by-case basis. However, Seneca generally votes in favor of proposals that request that audit, nominating and/or compensation committees be comprised entirely of independent directors. Seneca generally votes against proposals requiring directors to own stock in the corporation and proposals to limit the tenure of outside directors.

Auditors

     Seneca generally votes for proposals to ratify auditors. However, Seneca will evaluate on a case-by-case basis proposals that restrict the auditors' ability to provide non-audit services and proposals that would require the periodic change of audit firm.

Corporation Governance Issues

     Seneca generally votes for provisions allowing shareholders to fill board vacancies. Seneca prefers that shareholders have cumulative voting rights and votes accordingly. Seneca generally supports proposals that restrict or prohibit shareholder ability to take action by written consent. Seneca prefers that management have the ability to alter the size of the board and exercises proxies accordingly.

Tender Offer Defenses

     Seneca generally opposed tender offer defenses. In keeping with this principle, Seneca will vote against poison pills, super majority voting provisions and stagger boards.

Capital Structure

     Seneca generally votes for management proposal for stock splits and reverse stock splits provided there is a reasonable basis for such action. Seneca generally votes for proposals to reduce the par value of common stock and opposes preemptive rights for publicly held companies. Management proposals to institute open-market share repurchase plans if all shareholders may participate on equal terms are generally voted on favorably by Seneca.

Executive Compensation Plans

     Seneca will generally vote for executive compensation plans if (1) the sum of new shares authorized plus those available under existing plans does not exceed 15 of the outstanding shares, increased to 20% for technology, banking and financial service companies; (2) the exercise price is no less than 100% of fair market value at time of grant; and (3) the company has not repriced under water options during the past three years. Seneca also generally votes for proposals to approve an ESOP or other broad-based employee stock purchase plan and 401(k) plans.

                             PORTFOLIO TRANSACTIONS

     Seneca Capital Management and Todd Investment Advisors are responsible for decisions to buy and sell securities for Dual Strategy Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Dual Strategy Fund securities under the respective sub-advisor's management. Neither sub-advisor nor any of its respective affiliates may act as a broker for Dual Strategy Fund securities transactions.

     In selecting brokers to effect portfolio transactions, Seneca uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Seneca reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Seneca in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Seneca may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Seneca may cause clients to pay a broker which provides brokerage and research services to Seneca a higher brokerage commission than would have been charged by another broker which was not providing such services. Seneca makes decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Seneca may aggregate the orders of some or all of its clients, where it determines that the aggregation is consistent with its obligation to provide orderly and efficient execution of transactions for its clients. Seneca has adopted a policy of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker that was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     In 2001, 2002 and 2003, Dual Strategy Fund paid brokerage commissions of $142,679, $271,589 and $290,957, respectively.

                                  CAPITAL STOCK

     Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund's stock and, upon liquidation or dissolution, in Dual Strategy Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                               FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Distributions and Taxes."

     The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

     Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the fund qualifies as a regulated investment company, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.

     To qualify as a regulated investment company under the Code for a taxable year, the fund must (i) be registered under the Investment Company Act of 1940 at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below), (iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

     To be treated as a regulated investment company under the Code for a taxable year, the fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

     This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

     The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

     To qualify as a regulated investment company under the Code, the fund must file with its federal income tax return an election to be a regulated investment company. The fund intends to file such an election with its federal income tax return for the tax year ended December 31, 2003 and intends to maintain such election for future tax years.

Sources of Gross Income

     To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

     To qualify as a regulated investment company under the Code for a taxable year, the fund must have:

     (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses.

Distribution of Dividends

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt income.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

State Income Tax Status

     The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the fund is not liable for any income or franchise tax in the State of Maryland if the fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

     For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.

                                   UNDERWRITER

     Dual Strategy Fund's shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company. American Fidelity Securities is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C. American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

     InvesTrust, N.A., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust, which is an indirect subsidiary of American Fidelity Corporation, holds Dual Strategy Fund's portfolio securities and keeps all necessary accounts and records. American Fidelity Assurance Company, the fund's investment advisor, pays all of InvesTrust's compensation for its services as custodian. InvesTrust receives a monthly fee of $3.00 for each depository-eligible issue ($5.00 for each non-eligible issue), transaction fees ranging from $8.00 to $15.00 per transaction for depository-eligible issues ($25.00 for physical issues) and a $15.00 fee for each wire transfer. InvesTrust also receives an annual base fee of $600.00.

     This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as independent public accountants for Dual Strategy Fund.

     McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Dual Strategy Fund.


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                              Financial Statements

                                December 31, 2003

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            KPMG LLP


Oklahoma City, Oklahoma
January 16, 2004

                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statement of Assets and Liabilities
                                              December 31, 2003
Cash                                                                             $      61,243
Investments, at market value (cost $183,405,443)                                   197,982,638
Accrued interest and dividends                                                         256,799
                                                                                 -------------
                 Total assets                                                      198,300,680
                                                                                 -------------
Accounts payable for securities purchased                                            1,369,644
                                                                                 -------------
                 Total liabilities                                                   1,369,644
                                                                                 -------------
                 Net assets                                                      $ 196,931,036
                                                                                 =============

Composition of net assets:
     Net capital paid in on shares of capital stock                              $ 210,314,785
     Undistributed net investment income                                             1,767,117
     Accumulated net realized losses                                               (29,728,061)
     Unrealized appreciation on investments                                         14,577,195
                                                                                 -------------
                 Net assets (equivalent to $9.453 per share based on
                    20,833,243 shares of capital stock outstanding)              $ 196,931,036
                                                                                 =============



See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                             Statement of Operations
                          Year ended December 31, 2003
Investment income:
  Income:
    Dividends (net of foreign taxes paid of $15,665)              $  2,885,577
    Interest                                                            76,951
                                                                  ------------
                                                                     2,962,528
  Expenses:
    Investment advisory fees (note 2)                                  868,304
                                                                  ------------
          Net investment income                                      2,094,224
                                                                  ------------
Realized losses on investments:
    Proceeds from sales                                             97,726,717
    Cost of securities sold                                        104,802,090
                                                                  ------------
          Net realized losses on investments                        (7,075,373)
                                                                  ------------
Unrealized appreciation on investments, end of year                 14,577,195
Unrealized depreciation on investments, beginning of year          (30,395,538)
                                                                  ------------
          Change in unrealized appreciation on investments          44,972,733
                                                                  ------------
          Net increase in net assets resulting from operations    $ 39,991,584
                                                                  ============

See accompanying notes to financial statements.

                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                    Statements of Changes in Net Assets
                                   Years ended December 31, 2003 and 2002
                                                                               2003               2002
                                                                          ---------------     ------------
Decrease in net assets from operations:
   Net investment income                                                  $    2,094,224        1,888,438
   Net realized losses on investments                                         (7,075,373)     (12,149,461)
   Increase in unrealized appreciation (depreciation) on investments          44,972,733      (42,865,160)
                                                                          --------------      -----------
        Net increase (decrease) in net assets
          resulting from operations                                           39,991,584      (53,126,183)
                                                                          --------------      -----------
Distributions to shareholders (note 3):
   Investment income                                                          (2,000,000)      (1,500,000)
                                                                          --------------      -----------
        Total distributions to shareholders                                   (2,000,000)      (1,500,000)

Changes from capital stock transactions (note 4)                                (472,151)       5,023,287
                                                                          --------------      -----------
        Increase (decrease) in net assets                                     37,519,433      (49,602,896)

Net assets, beginning of year                                                159,411,603      209,014,499
                                                                          --------------      -----------
Net assets, end of year                                                   $  196,931,036      159,411,603
                                                                          ==============      ===========
Undistributed net investment income                                       $    1,767,117        1,672,893


See accompanying notes to financial statements.

                                          AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                     Financial Highlights
                                                         2003           2002          2001            2000           1999
                                                   -------------   ------------   ------------   ------------   ------------

Net investment income                              $     0.1010         0.0913         0.1070         0.1114         0.1062
Net realized and unrealized gains
   (losses) from securities                              1.8288        (2.6572)       (1.4366)       (0.0671)        1.7406
                                                   ------------    -----------    -----------    -----------    -----------
                                                         1.9298        (2.5659)       (1.3296)        0.0443         1.8468
Distributions - investment income                       (0.0971)       (0.0726)       (0.1244)       (0.1274)             -
Distributions - capital gains                                 -              -              -        (0.0509)             -
                                                   ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in net asset unit value          1.8327        (2.6385)       (1.4540)       (0.1340)        1.8468

Net asset unit value, beginning of period                7.6203        10.2588        11.7128        11.8468        10.0000
                                                   ------------    -----------    -----------    -----------    -----------
Net asset unit value, end of period                $     9.4530         7.6203        10.2588        11.7128        11.8468
                                                   ============    ===========    ===========    ===========    ===========
Net assets outstanding, end of period              $196,931,036    159,411,603    209,014,499    233,478,387    229,253,412

Ratios:
    Ratio of expenses to average net assets              0.5000%        0.5000%        0.5000%        0.5000%        0.5000%
    Ratio of net investment income
       to average net assets                             1.2097%        1.0307%        1.0030%        0.9533%        0.9840%
    Portfolio turnover rate                                56.7%          52.1%          53.9%          33.3%          37.5%
    Total return<F1>                                      25.38%         (25.1)%        (11.3)%          0.4%          18.5%


See accompanying notes to financial statements.

<F1>
Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                              AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                   Schedule of Portfolio Investments
                                           December 31, 2003
                                                                                  Market value
                                                                          ---------------------------
                                                              Shares or                    Percentage
                                                              principal                      of net
                                                               amount         Amount         assets
                                                              ---------   ------------     ----------
Common stock:

Apparel and accessory stores:
       Kohl's Corporation*                                       24,800   $  1,114,512       0.57%
                                                                          ------------     ------
                                                                             1,114,512       0.57%
                                                                          ------------     ------

Building materials and gardening supplies:
       Home Depot, Inc.                                          50,000      1,774,500       0.90%
       Lowes Companies                                           48,840      2,705,247       1.37%
                                                                          ------------     ------
                                                                             4,479,747       2.27%
                                                                          ------------     ------

Business services:
       Automatic Data Processing, Inc.                           58,860      2,331,444       1.18%
       Computer Sciences Corp. *                                 43,000      1,901,890       0.97%
       Concord EFS Inc. *                                       124,000      1,840,160       0.93%
       SunGard Data Systems, Inc. *                              54,000      1,496,340       0.76%
       Microsoft Corporation *                                  262,270      7,222,916       3.67%
       Oracle Corporation *                                      80,000      1,056,000       0.53%
       Veritas Software Corporation*                             67,630      2,513,131       1.28%
                                                                          ------------     ------
                                                                            18,361,881       9.32%
                                                                          ------------     ------

Chemicals and allied products:
       Amgen, Inc. *                                             40,200      2,484,360       1.26%
       Bristol-Myers Squibb Company                              32,000        915,200       0.46%
       Dow Chemical Company                                     106,910      4,444,249       2.26%
       Forest Labs, Inc. *                                       42,240      2,610,432       1.33%
       Abbott Laboratories                                       64,140      2,988,924       1.52%
       Merck & Company, Inc.                                     28,400      1,312,080       0.67%
       Pfizer Inc.                                              157,900      5,578,607       2.83%
       Proctor & Gamble Company                                  24,100      2,407,108       1.22%
                                                                          ------------     ------
                                                                            22,740,960      11.55%
                                                                          ------------     ------

Communications:
       Verizon Communications, Inc.                              54,248      1,903,020       0.97%
       SBC Communications, Inc.                                  65,182      1,699,295       0.86%
                                                                          ------------     ------
                                                                             3,602,315       1.83%
                                                                          ------------     ------

Depository institutions:
       Bank of America Corporation                               47,032      3,782,784       1.92%
       PNC Financial Services Group                              18,000        985,140       0.50%
       Citigroup, Inc.                                          124,550      6,045,657       3.07%
       Wachovia Corporation                                      28,000      1,304,520       0.66%
       Wells Fargo & Company                                     48,000      2,826,720       1.44%
                                                                          ------------     ------
                                                                            14,944,821       7.59%
                                                                          ------------     ------

Eating and drinking places:
       McDonald's Corporation                                    37,000        918,710       0.47%
                                                                          ------------     ------
                                                                               918,710       0.47%
                                                                          ------------     ------

Electric, gas and sanitary service:
       Dominion Resources                                        30,000      1,914,900       0.97%
       Xcel Energy, Inc.                                         45,000        764,100       0.39%
       Keyspan Corporation                                       37,000      1,361,600       0.69%
                                                                          ------------     ------
                                                                             4,040,600       2.05%
                                                                          ------------     ------

Electronic and other electric equipment:
       Linear Technology Corp.                                   55,000      2,313,850       1.17%
       Emerson Electric Company                                  34,000      2,201,500       1.12%
       Nokia Corporation ADR**                                  158,500      2,694,500       1.37%
       General Electric Company                                 227,410      7,045,162       3.58%
       Intel Corporation                                         97,600      3,142,720       1.60%
       Flextronics International Ltd ** *                        48,000        712,320       0.36%
                                                                          ------------     ------
                                                                            18,110,052       9.20%
                                                                          ------------     ------

Food and kindred products:
       Anheuser-Busch Companies, Inc.                            35,000      1,843,800       0.94%
       PepsiCo, Inc.                                             59,400      2,769,228       1.40%
       The Coca-Cola Company                                     57,800      2,933,350       1.49%
                                                                          ------------     ------
                                                                             7,546,378       3.83%
                                                                          ------------     ------

Furniture and fixtures:
       Masco Corporation                                         67,150      1,840,581       0.93%
                                                                          ------------     ------
                                                                             1,840,581       0.93%
                                                                          ------------     ------

General merchandise:
       Target Corporation                                       128,470      4,933,248       2.51%
       Wal-Mart Stores, Inc.                                     53,200      2,822,260       1.43%
                                                                          ------------     ------
                                                                             7,755,508       3.94%
                                                                          ------------     ------

Holding and other investment offices:
       Archstone Smith Trust                                     35,600        996,088       0.51%
       Duke-Weeks Realty Corporation                             30,000        930,000       0.47%
       First Industrial Realty Trust                             31,200      1,053,000       0.53%
       Mack-Cali Realty Corporation                              21,100        878,182       0.45%
       Simon Property Group, Inc.                                27,000      1,251,180       0.63%
                                                                          ------------     ------
                                                                             5,108,450       2.59%
                                                                          ------------     ------

Home furniture and equipment:
       Best Buy Company, Inc. *                                  63,000      3,291,120       1.67%
                                                                          ------------     ------
                                                                             3,291,120       1.67%
                                                                          ------------     ------

Industrial machinery and equipment:
       Applied Materials, Inc. *                                172,730      3,877,788       1.97%
       Cisco Systems, Inc. *                                    266,000      6,461,140       3.28%
       Deere & Company                                           45,600      2,966,280       1.51%
       IBM Corporation                                           31,800      2,947,224       1.49%
       United Technologies Corp.                                 35,000      3,316,950       1.68%
       Caterpillar, Inc.                                         28,200      2,341,164       1.19%
       EMC Corporation                                          165,840      2,142,653       1.09%
       Dell Computer Corp.                                       69,230      2,351,051       1.19%
       3M Company                                                39,960      3,397,799       1.73%
                                                                          ------------     ------
                                                                            29,802,049      15.13%
                                                                          ------------     ------

Instruments and related products:
       Medtronic, Inc.                                           46,890      2,279,323       1.16%
       Boston Scientific Corp.                                   55,260      2,031,357       1.03%
                                                                          ------------     ------
                                                                             4,310,680       2.19%
                                                                          ------------     ------

Insurance carriers:
       Anthem, Inc.*                                             51,500      3,862,500       1.96%
       MGIC Investment Corporation                               36,000      2,049,840       1.04%
                                                                          ------------     ------
                                                                             5,912,340       3.00%
                                                                          ------------     ------

Motor freight transportation and warehouse:
       United Parcel Service                                     38,520      2,871,666       1.46%
                                                                          ------------     ------
                                                                             2,871,666       1.46%
                                                                          ------------     ------

Nondepository institutions:
       American Express Company                                  61,100      2,946,853       1.50%
       MBNA Corporation                                         100,625      2,500,531       1.27%
                                                                          ------------     ------
                                                                             5,447,384       2.77%
                                                                          ------------     ------

Nondurable goods - wholesale:
       McKesson Corporation                                      46,000      1,479,360       0.75%
       Medco Health Solutions*                                    3,425        116,416       0.06%
       Cardinal Health, Inc.                                     34,500      2,110,020       1.07%
                                                                          ------------     ------
                                                                             3,705,796       1.88%
                                                                          ------------     ------

Oil and gas extraction:
       Kerr-McGee Corporation                                    31,400      1,459,786       0.74%
                                                                          ------------     ------
                                                                             1,459,786       0.74%
                                                                          ------------     ------

Paper and allied products:
       Kimberly-Clark Corporation                                60,500      3,574,945       1.82%
                                                                          ------------     ------
                                                                             3,574,945       1.82%
                                                                          ------------     ------

Personal services:
       H&R Block, Inc.                                           40,600      2,248,022       1.14%
                                                                          ------------     ------
                                                                             2,248,022       1.14%
                                                                          ------------     ------

Petroleum refining and related industries:
       BP (U.S.) PLC **                                          60,320      2,976,792       1.51%
       ChevronTexaco                                             22,792      1,969,001       1.00%
       ConocoPhillips                                            35,000      2,294,950       1.17%
                                                                          ------------     ------
                                                                             7,240,743       3.68%
                                                                          ------------     ------

Primary metal industries:
       Alcoa, Inc.                                               60,880      2,313,440       1.17%
                                                                          ------------     ------
                                                                             2,313,440       1.17%
                                                                          ------------     ------

Railroad transportation:
       Union Pacific Corporation                                 28,700      1,994,076       1.01%
                                                                          ------------     ------
                                                                             1,994,076       1.01%
                                                                          ------------     ------

Security and commodity brokers:
       Goldman Sachs                                             28,310      2,795,046       1.42%
                                                                          ------------     ------
                                                                             2,795,046       1.42%
                                                                          ------------     ------

Stone, clay, glass, concrete products
       Corning, Inc.*                                           111,260      1,160,442       0.59%
                                                                          ------------     ------
                                                                             1,160,442       0.59%
                                                                          ------------     ------

Transportation equipment:
       Honda Motor Company **                                    42,000        945,000       0.48%
                                                                          ------------     ------
                                                                               945,000       0.48%
                                                                          ------------     ------
             Total common stocks (cost $175,059,855)                       189,637,050      96.29%
                                                                          ------------     ------

Short-term investments:
       AIM Funds (0.96287% at December 31, 2003)              8,345,588      8,345,588       4.24%
                                                                          ------------     ------
             Total short-term investments                                    8,345,588       4.24%
                                                                          ------------     ------

             Total investments (cost $183,405,443)                         197,982,638     100.53%

Other assets and liabilities, net                                           (1,051,602)     (0.53)
                                                                          ------------     ------

                 Total net assets                                         $196,931,036     100.00%
                                                                          ============     ======

*     Presently not producing dividend income
**    Foreign investments

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, Inc.

                          Notes to Financial Statements

                                December 31, 2003



(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          Investments in corporate stocks are valued by FT Interactive Data Services. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund is invested in any one issuer and not more than twenty-five percent (25%) is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2003, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $93,974,455 and $97,726,717, respectively, net of brokerage commissions.

          The gross unrealized appreciation and depreciation on investments at December 31, 2003 for financial reporting purposes were $24,685,196 and $10,108,001, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $183,761,131, $24,685,196, and $10,463,689, respectively, at December
          31, 2003.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continued to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund's policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

          At December 31, 2003, the Fund had capital loss carryovers of $2,644,803 expiring in 2008, $6,881,056 expiring in 2009, $9,727,702 expiring in 2010, and $10,118,811 expiring in 2011. The Fund's board of directors does not intend to distribute any realized gain distributions until the carry forwards have been offset or expired.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2003 for undistributed net investment income, accumulated net realized loss, or unrealized appreciation on investments.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions With Affiliates

     The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees based on a percentage of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 4, 2003, a distribution of $0.0971 per share was declared from ordinary income, which amounted to $2,000,000. On November 15, 2002, a distribution of $0.0726 per share was declared from ordinary income, which amounted to $1,500,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2003, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                     Shares                       Amount
                                           ------------------------     --------------------------
                                              2003           2002          2003            2002
                                           ----------     ---------     -----------     ----------

Shares sold                                   698,788     1,007,402     $ 5,799,322      9,027,958
Shares issued in reinvestment of
  dividends and distributions                 220,726       287,243       2,000,000      1,500,000
                                           ----------     ---------     -----------     ----------
                                              919,514     1,194,645       7,799,322     10,527,958

Shares redeemed                            (1,005,637)     (649,456)     (8,271,473)    (5,504,671)
                                           ----------     ---------     -----------     ----------
  (Decrease) increase in net assets
     derived from capital stock
     transactions                             (86,123)      545,189     $  (472,151)     5,023,287
                                           ==========     =========     ===========     ==========

                                     PART C

                                OTHER INFORMATION

ITEM 23 - EXHIBITS

Exhibit
Number
-------

a      Articles of Incorporation of Registrant. Incorporated by reference to
       Exhibit 1 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

b Bylaws of Registrant. Incorporated by reference to Exhibit 2 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

d.1 Management and Investment Advisory Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit 5.1 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.2 Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant's registration statement on Form N-1A filed on April 28, 2003.

d.3 Investment Sub-Advisory Agreement dated April 8, 1999 between American Fidelity Assurance Company and Todd Investment Advisers, Inc. Incorporated by reference to Exhibit A to Registrant's definitive proxy statement filed on April 9, 1999.

d.4 First Amendment to Investment Sub-Advisory Agreement, dated March 30, 2001, between American Fidelity Assurance Company and Todd Investment Advisers, Inc. Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

d.5 Investment Sub-Advisory Agreement, dated November 15, 2002, as amended and restated as of May 13, 2003, between American Fidelity Assurance Company and Seneca Capital Management LLC. Incorporated by reference to Exhibit d.6 to Post-Effective Amendment No. 9 to Registrant's registration statement on Form N-1A filed on April 28, 2003.

e Underwriter's Agreement between Registrant and American Fidelity Securities, Inc., effective January 1, 1999. Incorporated by reference to Exhibit e to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

g.1 Corporate Custodial Agreement dated September 30, 1998 between Registrant and InvesTrust, N.A. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

g.2 Schedule of remuneration for Corporate Custodial Agreement. Incorporated by reference to Exhibit 8 to Registrant's registration statement filed on February 18, 1999.

h.1 Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

h.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

h.3 Form of Indemnification Agreement dated August 1, 2002 between Registrant and its directors. Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant's registration statement on Form N-1A filed on May 3, 2003.

i*     Opinion and Consent of Counsel.

j*     Consent of Independent Auditors.

p.1    Code of Ethics of the Registrant. Incorporated by reference to Exhibit
       p.1 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.2 Code of Ethics of Registrant's principal underwriter, American Fidelity Securities, Inc. Incorporated by reference to Exhibit p.2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.3 Code of Ethics of Registrant's investment advisor, American Fidelity Assurance Company. Incorporated by reference to Exhibit p.3 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N1-A filed on April 28, 2000.

p.4 Code of Ethics of Registrant's sub-advisor, Todd Investment Advisers, Inc. Incorporated by reference to Exhibit p.5 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

p.5 Code of Ethics of Registrant's sub-advisor, Seneca Capital Management LLC. Incorporated by reference to Exhibit p.6 to Post-Effective Amendment No. 8 to Registrant's registration statement on Form N-1A filed on May 3, 2003.

99*    Organization Chart of American Fidelity Assurance Company.


-----------------
 *Filed herewith.


ITEM 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 25 - INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLES OF INCORPORATION

     Article Eighth, Section 2 of Dual Strategy Fund's Articles of Incorporation provides as follows:

          The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.


BY-LAWS

     The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

     1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

     6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

     The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

     1. Indemnity of Director. The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law. In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an "Action"), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director's duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director's duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director's duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

     2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

          2.1 In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          2.2 On account of the Director's conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's office; or

          2.3 If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

     3. Continuation of Indemnity. All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

     4. Notification and Defense of Claim. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

          4.1 The Fund will be entitled to participate therein at its own expense; and

          4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund. The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

          4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director's written consent. Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

     5. Reimbursement; Advancement of Expenses.

          5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

          5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

          5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

     6. Repayment of Expenses. The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

     7. Contribution. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

     8. Enforcement.

          8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

          8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director's reasonable fees and expenses in bringing and pursuing such action.


REIMBURSEMENT OF INDEMNIFICATION EXPENSES

     The Management and Investment Advisory Agreement between Dual Strategy Fund and American Fidelity Assurance Company, as amended by the First Amendment to Management and Investment Advisory Agreement dated August 1, 2002, provides in
Section 2 that the American Fidelity Assurance Company shall:

          Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a "Director Indemnification Agreement"). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, "Losses") incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

ITEM 26 - BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal           Positions and Offices with
Business Address<F1>         the Investment Advisor         Other Affiliations
----------------------       ---------------------------    --------------------------------------
Lynda L. Cameron             Director                       President, Cameron Equestrian
                                                            Centers, Inc.
                                                            2000 N. Classen Boulevard
                                                            Oklahoma City, OK 73106

William M. Cameron           Chairman and Chief             Chairman, President and Chief
                             Executive Officer,               Executive Officer, American Fidelity
                             Director                         Corporation;
                                                            Director, ASC Holding, L.L.C.;
                                                            Chairman, First Fidelity Bank, N.A.
                                                              and First Fidelity BanCorp, Inc.
                                                              5101 N. Classen, Suite 500
                                                              Oklahoma City, OK 73118

David R. Carpenter           Executive Vice President,      Executive Vice President,
                             Treasurer                        American Fidelity Corporation;
                                                            Chairman, President, Chief
                                                              Executive Officer, Treasurer,
                                                              and Chief Financial Officer,
                                                              American Fidelity Securities, Inc.
                                                            Senior Vice President,
                                                              American Fidelity Dual Strategy Fund, Inc.(R)

William E. Durrett           Senior Chairman of the         Senior Chairman of the Board,
                             Board, Director                  American Fidelity Corporation;
                                                            Director,
                                                              Bank Oklahoma Financial Corporation
                                                              Bank Oklahoma Tower
                                                              P. O. Box 2300
                                                              Tulsa, OK 74192;
                                                            Director,
                                                              Integris Health, Inc.
                                                              3366 N.W. Expressway
                                                              Oklahoma City, OK 73112;
                                                            Director,
                                                              OGE Energy Corporation
                                                              P. O. Box 321
                                                              Oklahoma City, OK  73101

Charles R. Eitel             Director                       Chairman, Chief Executive Officer
                                                              and Director, Simmons Company
                                                              One Concourse Parkway, Suite 600
                                                              Atlanta, GA  30328

Theodore M. Elam             Director                       Attorney
                                                              McAfee & Taft A Professional
                                                              Corporation
                                                              Two Leadership Square, Tenth Floor
                                                              211 North Robinson
                                                              Oklahoma City, OK  73102

Stephen P. Garrett           Senior Vice President,         Senior Vice President and
                             Secretary                        Secretary, American Fidelity
                                                              Corporation

William A. Hagstrom          Director                       Chief Executive Officer and Director
                                                              Selexys Pharmaceuticals
                                                              975 N.E. 10th, BRC 4116
                                                              Oklahoma City, OK 73104

Kenneth D. Klehm             Senior Vice President          Senior Vice President,
                                                              Treasurer, Controller and Chief
                                                              Financial Officer, American
                                                              Fidelity Corporation;
                                                            Senior Vice President, American Fidelity Dual
                                                              Strategy Fund, Inc.(R);
                                                            Director, ASC Holdings, L.L.C.;
                                                            Director, First Fidelity Bank
                                                              and First Fidelity BanCorp, Inc.
                                                              5101 N. Classen, Suite 500
                                                              Oklahoma City, OK  73118

Alfred L. Litchenburg        Executive Vice President

David R. Lopez               Director                       OKC Downtown
                                                              President
                                                              210 Park Ave., Suite 230
                                                              Oklahoma City, OK  73102

Paula Marshall-Chapman       Director                       Chief Executive Officer,
                                                              The Bama Companies, Inc.
                                                              2745 East 11th Street
                                                              Tulsa, OK  74104;
                                                            Director,
                                                              Public Service Company
                                                              212 East 6th Street
                                                              Tulsa, OK  74119

John W. Rex                  President, Director            Chairman of the Board, President
                                                              and Treasurer, American Fidelity
                                                              Dual Strategy Fund(R);
                                                            Executive Vice President and
                                                              Director, American Fidelity
                                                              Corporation

Galen P. Robbins, M.D.       Director                       Physician
                                                              Cardiovascular Clinic - Founding Physician
                                                              11901 Quail Creek Road
                                                              Oklahoma City, OK 73120

<F1>
     Principal  business  address  is 2000 N.  Classen  Boulevard,  Oklahoma  City,  Oklahoma  73106  or, if
     applicable, the address set forth under "Other Affiliations."


     The officers and directors of Seneca Capital Management LLC, and the positions they have held during the past two fiscal years are as follows:

Name                           Positions with Sub-advisor and Other Affiliations
-----------------------        -------------------------------------------------
Gail P. Seneca, Ph.D.          Chief Executive Officer, Member of Management
                               Committee, Chief Investment Officer and
                               Managing Partner

Sara E. Boonin                 Member of Management Committee, Senior
                               Portfolio Advisor and Partner

Albert Gutierrez               Member of Management Committee and Chief
                               Investment Officer, Fixed Income

Sandra Monticelli, CPA         Member of Management Committee, Chief
                               Operating Officer and Partner

Ronald K. Jacks, CFA           Member of Management Committee, Senior
                               Portfolio Manager and Partner



     Todd Investment Advisers, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name                           Positions with Sub-advisor and Other Affiliations
-----------------------        -------------------------------------------------

Bosworth M. Todd               Chairman; Director, First Capital Bank of
                               Kentucky, Louisville, KY (1996-present)

Robert P. Bordogna             President and Chief Executive Officer

Gayle S. Dorsey                Partner-- Private Client Services

John J. White                  Partner-- Director of Research/Portfolio Manager
                               - Equity 2002; Director of Research -
                                 Wachovia Securities 1992-2002

Curtiss M. Scott, Jr.          Partner-- Senior Portfolio Manager - Equity

Margaret C. Bell               Partner-- Director of Marketing and
                                 Client Services



ITEM 27 - PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

     (b) American Fidelity Securities' director and officer information is as follows:

Name and Principal               Positions and Offices                 Positions and
Business Address                 with Underwriter                      Offices with Fund
--------------------------       -------------------------------       ---------------------
David R. Carpenter               Director, Chairman, President,        Senior Vice President
P. O. Box 25523                  Chief Executive Officer,
Oklahoma City, OK  73125         Treasurer, Chief Financial
                                 Officer and Investment Company
                                 and Variable Contracts Products
                                 Principal

Marvin R. Ewy                    Director, Vice President,             None
P. O. Box 25523                  Secretary, and Investment
Oklahoma City, OK  73125         Company and Variable Contracts
                                 Products Principal

Nancy K. Steeber                 Director, Vice President, Chief       None
P. O. Box 25523                  Operations Officer and
Oklahoma City, OK  73125         Investment Company and Variable
                                 Contracts Products Principal

     (c) American Fidelity Securities receives no compensation for the sale of shares of Dual Strategy Fund.

ITEM 28 - LOCATION OF ACCOUNTS AND RECORDS

     All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

                  American Fidelity Dual Strategy Fund, Inc.(R)
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                        5101 N. Classen Blvd., Suite 600
                          Oklahoma City, Oklahoma 73118

ITEM 29 - MANAGEMENT SERVICES

     Not applicable

ITEM 30 - UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on April 22, 2004.


                              AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)


                              By  JOHN W. REX
                                  John W. Rex, Chairman of the
                                  Board and President


     Each of the undersigned officers and directors of American Fidelity Dual Strategy Fund, Inc., hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the American Fidelity Dual Strategy Fund, Inc., a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-1A to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund's Registration Statement has been signed below by the following persons in the capacities indicated on February 18, 2004.


    JOHN W. REX                                      April 22, 2004
    John W. Rex, Chairman of the Board,
    President and Treasurer

    DANIEL D. ADAMS, JR.
    Daniel D. Adams, Jr., Director, Vice President and Secretary

    DAVID R. CARPENTER                               April 22, 2004
    David R. Carpenter, Executive Vice President and Principal Financial Officer

    KENNETH D. KLEHM                                 April 22, 2004
    Kenneth D. Klehm, Senior Vice President

    JEAN G. GUMERSON
    Jean G. Gumerson, Director

    GREGORY M. LOVE
    Gregory M. Love, Director

    J. DEAN ROBERTSON
    J. Dean Robertson, Director

    G. RAINEY WILLIAMS, JR.
    G. Rainey Williams, Jr., Director

                                         INDEX TO EXHIBITS
                                         -----------------

Exhibit
Number               Description                                        Method of Filing
-------              -----------                                        ----------------
a       Articles of Incorporation of Registrant.                Incorporated herein by reference

b       Bylaws of Registrant.                                   Incorporated herein by reference

d.1     Management and Investment Advisory Agreement dated      Incorporated herein by reference
        December 22, 1998 between Registrant and American
        Fidelity Assurance Company.

d.2     Amended and Restated Management and Investment          Incorporated herein by reference
        Advisory Agreement dated May 1, 2003 between
        Registrant and American Fidelity Assurance Company.

d.3     Investment Sub-Advisory Agreement dated April 8,        Incorporated herein by reference
        1999 between American Fidelity Assurance Company
        and Todd Investment Advisers, Inc.

d.4     First Amendment to Investment Sub-Advisory              Incorporated herein by reference
        Agreement, dated March 30, 2001, between American
        Fidelity Assurance Company and Todd Investment
        Advisers, Inc.

d.5     Investment Sub-Advisory Agreement, dated November       Incorporated herein by reference
        15, 2002, as amended and restated as of May 13,
        2003, between American Fidelity Assurance Company
        and Seneca Capital Management LLC.

e       Underwriter's Agreement between Registrant and          Incorporated herein by reference
        American Fidelity Securities, Inc., effective
        January 1, 1999.

g.1     Corporate Custodial Agreement dated September 30,       Incorporated herein by reference
        1998 between Registrant and InvesTrust, N.A.

g.2     Schedule of remuneration for Corporate Custodial        Incorporated herein by reference
        Agreement.

h.1     Fund Participation Agreement dated December 22,         Incorporated herein by reference
        1998 between Registrant and American Fidelity
        Assurance Company.

h.2     First Amendment to Fund Participation Agreement         Incorporated herein by reference
        dated December 22, 1998 between Registrant and
        American Fidelity Assurance Company.

h.3     Form of Indemnification Agreement dated August 1,       Incorporated herein by reference
        2002 between Registrant and its directors.

i       Opinion and Consent of Counsel.                         Filed herewith electronically

j       Consent of Independent Auditors.                        Filed herewith electronically

p.1     Code of Ethics of the Registrant.                       Incorporated herein by reference

p.2     Code of Ethics of Registrant's principal                Incorporated herein by reference
        underwriter, American Fidelity Securities, Inc.

p.3     Code of Ethics of Registrant's investment advisor,      Incorporated herein by reference
        American Fidelity Assurance Company.

p.4     Code of Ethics of Registrant's sub-advisor, Todd        Incorporated herein by reference
        Investment Advisers, Inc.

p.5     Code of Ethics of Registrant's sub-advisor, Seneca      Incorporated herein by reference
        Capital Management LLC.

99      Organization chart of American Fidelity Assurance       Filed herewith electronically
        Company.

                                                                      Exhibit i

                                   LAW OFFICES
                                  McAfee & Taft
                           A PROFESSIONAL CORPORATION
                        10TH FLOOR, TWO LEADERSHIP SQUARE
                               211 NORTH ROBINSON
                       OKLAHOMA CITY, OKLAHOMA 73102-7103
                                 (405) 235-9621
                               FAX (405) 235-0439
                            http://www.mcafeetaft.com



                                 April 26, 2004


American Fidelity Dual Strategy Fund, Inc.
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

                                     Re:  Post-Effective  Amendment  Nos. 10 and
                                          11 to Registration Statement on Form
                                          N-1A (File Nos. 333-59185 and
                                          811-08873)

Ladies and Gentlemen:

     You have requested our opinion in connection with the filing with the Securities and Exchange Commission of Post-Effective Amendment Nos. 10 and 11 to the above-referenced Registration Statement on Form N-1A of American Fidelity Dual Strategy Fund, Inc. (the "Fund").

     We have made such examination of the law and have examined such records and documents as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

     Based upon the foregoing, we are of the opinion that:

     (1) The Fund is a corporation validly existing under the laws of the State of Maryland.

     (2) The shares of the Fund to be issued, if issued and sold in accordance with the Fund's Articles of Incorporation and Bylaws and for the consideration described in the Post-Effective Amendment, will be legally issued, fully paid and non-assessable.

     You may use this opinion letter as an exhibit to the Registration Statement. We consent to the reference to our firm under the caption "Custodian, Independent Accountants and Counsel" contained in the Statement of Additional Information which forms a part of the above-referenced Registration Statement.

                                           Very truly yours,

                                           McAFEE & TAFT A PROFESSIONAL
                                                CORPORATION

                                                                      Exhibit j

                          Independent Auditors' Consent

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We consent to the use of our report included herein, the reference to our firm under the heading "Financial Highlights" in the Prospectus, and the reference to our firm under the heading "Custodian, Independent Accountants and Counsel" in the Statement of Additional Information.

                                          KPMG LLP

Oklahoma City, Oklahoma
April 23, 2004

                                                                      Exhibit 99

               WILLIAM M. CAMERON ("WMC")                                                    LYNDA L. CAMERON ("LLC")
---------------------------------------------------- ------------------------- -----------------------------------------------------
American Fidelity Property First Fidelity Bancorp,                             First Fidelity Bancorp,   Cameron Equestrian Center,
Company of North Carolina, Inc.                                                Inc.                      Inc.
Inc.   100% - NC           49% - OK                                            49% - OK                  100% - OK
73-1365433                 73-1176204                                          73-1176204                73-1289555
=====================================================
     First Fidelity Bancorp,                                                   Cameron Arabian, Inc.
     Inc.  49% - OK                                                            100% - OK
     73-1176204                                                                73-1315467
-----------------------------------------------------                          =====================================================
First Fidelity Bank, NA                                                             First Fidelity Bancorp,
100%                                                                                Inc.
73-1100200                                                                          49% - OK
=====================================================                               73-1176204
     First Fidelity Bank, NA                                                   -----------------------------------------------------
     100%                                                                      First Fidelity Bank, N.A.
     73-1100200                                                                100%
-----------------------------------------------------                          73-110020
FFB Investment, Inc.       First Fidelity Financial                            =====================================================
100% - NV                  Services, Inc.                                           First Fidelity Bank, N.A.
88-0424888                 100% - OK    73-1585460                                  100%
=====================================================                               73-110020
     FFB Investment, Inc.                                                      -----------------------------------------------------
     100% - NV                                                                 First Fidelity Financial  FFB Investments, Inc.
     88-0424888                                                                Services, Inc.            100% - NV
-----------------------------------------------------                          100% - OK                 88-0424888
FFB Holdings, Inc.         ***FFB Loan Investment                               73-1585460
100% - NV                  Limited Partnership                                 =====================================================
88-0446560                 99% - NV    88-0447502                                   FFB Investments, Inc.
=====================================================                               100% - NV
     FFB Holdings, Inc.                                                             88-0424888
     100% - NV                                                                 -----------------------------------------------------
     88-0446560                                                                FFB Holdings, Inc.        ***FFB Loan Investment
-----------------------------------------------------                          100% - NV                 Limited Partnership
***FFB Loan Investment                                                         88-0446560                99% - NV
Limited Partnership                                                                                      88-0447502
1% - NV
88-0447502
=====================================================                          =====================================================
                                                       Cameron Associates, Inc.
                                                        50% WMC; 50% LLC - OK
                                                         Sole General Partner
                                                              73-1533495
------------------------------------------------------------------------------------------------------------------------------------
                                                         Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
====================================================================================================================================
                                                       **Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Corp.                              BTECH Warehouse, L.L.C.                             CELP Ltd. Agency, Inc.
(AFC)                                                100% - OK                                           100% - OK
94.0% - NV 73-0966202                                73-1267299                                          73-1369092
====================================================================================================================================
                                                       American Fidelity Corp.
                                                               (AFC)
                                                       94.0% - NV 73-0966202
------------------------------------------------------------------------------------------------------------------------------------
Market Place               American Fidelity         American Mortgage &       Concourse C, Inc.         American Fidelity
Realty Corp.               Assurance Co. (AFA)       Investment Co.            100% - OK                 Property Co. (AFPC)
(MPRC)                     100% - OK                 (AMICO)                   73-1575531                100% - OK
100% - OK                  73-0714500                98.7% - OK                                          73-1290496
73-1160212                 NAIC #60410               73-1232134

Oklahoma City Angel In-    ASC Holdings, L.L.C.      Apple Creek Apartments,   AF Apartments, Inc.       *American Public Life Ins.
vestment Group, L.L.C.     75% - OK                  Inc.                      100% - OK                 Co. (APLICO) 100% - OK
100% - OK                  73-1528120                100% - OK                 73-1512985                64-0349942
73-1612531                                           73-1408485                                          NAIC #60801

American Fidelity
International Holdings,
Inc.   100% - OK
73-1421879
====================================================================================================================================
                                                       CELP Ltd. Agency, Inc.
                                                             100% - OK
                                                            73-1369092
------------------------------------------------------------------------------------------------------------------------------------
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
====================================================================================================================================
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
------------------------------------------------------------------------------------------------------------------------------------
Agar Ins. Agency, Inc.     North American Ins.       N.A.I.A. of Louisiana,    North American Ins.       North American Ins.
95.4% - OK                 Agency of Colorado, Inc.  Inc.                      Agency of New Mexico,     Agency of Tulsa, Inc.
73-0675989                 100% - CO                 100% - LA                 Inc.                      100% - OK
                           84-0599059                72-0761691                100% - NM                 73-0778755
                                                                               85-0441542

North American Ltd.        N.A.I.A. Ins. Agency,     Towe, Hester & Erwin,     Robert C. Bates, LLC      North American Insurance
Agency, Inc.               Inc.                      LLC                       75% - OK                  Agency of Lawton, LLC
100% - OK                  100% - OK                 52% - OK                  73-1575831                52% - OK
73-1356772                 73-1527682                73-1615119                                          72-1544943
====================================================================================================================================
                                           North American Insurance Agency of Lawton, LLC
                                                             52% - OK
                                                            72-1544943
------------------------------------------------------------------------------------------------------------------------------------
                                                  Ford, Hines, Klein & Watson, LLC
                                                             51% - OK
                                                            73-1530621
====================================================================================================================================
                                                *American Fidelity Assurance Co. (AFA)
                                                            100% - OK
                                                            73-0714500
                                                            NAIC #60410
------------------------------------------------------------------------------------------------------------------------------------
Senior Partners, LLC       American                  Balliet's, L.L.C.         American Fidelity         First Financial
50% - OK                   Fidelity                  45% - OK                  Ltd. Agency, Inc.         Securities of
73-1559624                 Securities,               73-1529608                (AFLA)                    America, Inc.
                           Inc. (AFS)                                          100% - OK                 100% - TX
                           100% - OK                                           73-1352430                76-0055292
                           73-0783902

Meta Business Fund, LLC    Hawaii Development, LLC
99 Units - DE              100% - OK
73-1575885                 73-0714500
====================================================================================================================================
                                                     *American Public Life Ins. Co.
                                                              (APLICO)
                                                             100% - OK
                                                             64-0349942
                                                             NAIC #60801
------------------------------------------------------------------------------------------------------------------------------------
DentaCare Marketing &
Administration, Inc.
(DCM&A)
100% - LA
72-1251800
====================================================================================================================================
                                                         American Fidelity
                                                       International Holdings,
                                                          Inc.,  100%-OK
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Offshore
Invest., Ltd.
100% - Bermuda
NAIC - #20400
Reg. #EC20754
====================================================================================================================================
                                                     American Fidelity Offshore
                                                          Invest., Ltd.
                                                          100% - Bermuda
                                                           NAIC - #20400
                                                           Reg. #EC20754
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Inter-   American Fidelity         Mari El Development       American Fidelity
national (Bermuda) Ltd.    (China), Ltd.             Corporation Limited       (Cyprus), Ltd.
100% - Bermuda             93% - Bermuda             Republic of Cyprus        Republic of Cyprus
Reg. #28402                EC23647                   Reg. #7035                99%
                                                     51.3% - AFOI
====================================================================================================================================
                                                         American Fidelity
                                                           (China), Ltd.
                                                           93% - Bermuda
                                                              EC23647
------------------------------------------------------------------------------------------------------------------------------------
Pacific World
Holdings, Ltd.
57.48% - Labuan
====================================================================================================================================
                                                          American Fidelity
                                                           (Cyprus), Ltd.
                                                         Republic of Cyprus
                                                                 99%
------------------------------------------------------------------------------------------------------------------------------------
Soyuznik Ins. Co.
34% Russian Federation
====================================================================================================================================
                                                           Pacific World
                                                           Holdings, Ltd.
                                                           57.48% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
ACR Holding Limited        PWG Insurance Brokers     Pacific World             Pacific World             Pacific World (Asia)
50% - Labuan               PTE Ltd.                  Reinsurance Brokers       Insurance Managers        Limited
                           100% - Singapore          Limited                   Limited                   100% - Hong Kong
                                                     100% - Labaun             100% - Labaun

PWG Sallmanns Limited      ACR Holding Limited       Allied Benefits Holdings  Pacific World Risk
50% - Labaun               50% - Labuan              Limited (ABHL)            Management Sdn Bhd
                                                     100% - Hong Kong          100% - Malaysia
====================================================================================================================================
                                                Allied Benefits Holdings Limited (ABHL)
                                                           100% - Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
                                                      Allied Benefits Sdn Bhd
                                                           100% - Malaysia
====================================================================================================================================
                                                 Pacific World Risk Management Sdn Bhd
                                                           100% - Malyasia
------------------------------------------------------------------------------------------------------------------------------------
                                                     IIB Insurance Brokers Sdn Bhd
                                                            49% - Malaysia
====================================================================================================================================
                                                         Pacific World (Asia)
                                                              Limited
                                                           100% - Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
PWG (M) Sdn Bhd            Pacific World Risk        Bain Dawes (M) Sdn Bhd    Inter-Pro Services Sdn    Finite Services Sdn Bhd
100% - Malaysia            Consultants               97.97% - Malaysia         Bhd                       100% - Malaysia
                           100% - Malaysia                                     100% - Malaysia
====================================================================================================================================
                                                       ACR Holding Limited
                                                           50% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
                                                     Asia Century Re Limited
                                                          100% - Labuan
====================================================================================================================================
                                                        Pacific World Risk
                                                           Consultants
                                                         100% - Malaysia
------------------------------------------------------------------------------------------------------------------------------------
PWG Resources Development
Sdn Bhd
100% - Malaysia
====================================================================================================================================
                                                       Senior Partners, LLC
                                                            50% - OK
                                                           73-1559624
------------------------------------------------------------------------------------------------------------------------------------
Bordeaux, LLC              Vineyard Cottages, LLC
75% - OK                   66.7 % - OK
73-1559626                 73-1559625
====================================================================================================================================
                                                       Hawaii Development, LLC
                                                             100% - OK
                                                            73-0714500
------------------------------------------------------------------------------------------------------------------------------------
Wailea Properties, LLC
50% - DE

====================================================================================================================================
                                                        American Fidelity
                                                       Limited Agency, Inc.
                                                             (AFLA)
                                                            100% - OK
                                                            73-1352430
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity
General Agency, Inc.
(AFGA)
100% - OK
73-1352431
====================================================================================================================================
                                                          American Fidelity
                                                         General Agency, Inc.
                                                                (AFGA)
                                                              100% - OK
                                                              73-1352431
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity General
Agency of Alabama, Inc.
100% - AL
74-2945370
====================================================================================================================================
                                                          Concourse C, Inc.
                                                             100% - OK
                                                             73-1575531
------------------------------------------------------------------------------------------------------------------------------------
Enrollcom, Inc.            Best Education Solutions,  Concourse Three, Inc.
100% - OK                  Inc.                       100% - OK
73-1575385                 100%-OK                    73-1583669
                           73-1583667
====================================================================================================================================
                                                  American Fidelity Property Co. (AFPC)
                                                              100% - OK
                                                              73-1290496
------------------------------------------------------------------------------------------------------------------------------------
Home Rentals, Inc.         Western Partners, LLC     Broadway Tech, LLC
100% - OK                  100% - OK                 100% - OK
73-1364266                 73-1544275
====================================================================================================================================
                                                          ASC Holding, L.L.C.
                                                              75% - OK
                                                             73-1528120
------------------------------------------------------------------------------------------------------------------------------------
InvesTrust, NA             Oklahoma@Data Services    Asset Services Co., LLC
100% - OK                  100% - OK                 100% - OK
73-1546867                 73-1590280                73-1547246
====================================================================================================================================

*        Insurance Company
**       Limited Partners are:  CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B
***      1% owned by FFB Holdings, Inc.

NOTE:    All of the above  organizations  are  corporations  that have the word Company,  Inc., or Corp.  The above organizations which have the letters L.L.C. or L.C. are limited liability companies.